UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDEQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

      * The registrant’s Class A common stock began trading exclusively on the over-the-counter market on July 7, 2023 under the symbol “RIDEQ.” The NASDAQ Global Select Market filed a Form 25 with the Securities and Exchange Commission on July 27, 2023 to remove the registrant’s Class A common stock from listing and registration on the NASDAQ Global Select Market. Delisting became effective ten days thereafter and deregistration under Section 12(b) of the Act will become effective 90 days later.

Item 8.01	Other Events.

As previously disclosed, on June 27, 2023, Lordstown Motors Corp., a Delaware corporation (the “Company”), and its subsidiaries (collectively, the “Debtors”), commenced voluntary proceedings under chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 proceedings are being jointly administered under the caption In re: Lordstown Motors Corp., et al., Cases No. 23-10831 through 23-10833 (the “Chapter 11 Cases”).

As also previously disclosed, on August 14, 2023, the Debtors and Karma Automotive LLC (“Karma”) entered into a Settlement Agreement and Release (the “Settlement Agreement”), which was subject to approval by the Bankruptcy Court, with respect to claims against the Company, certain of its current and former executive officers and certain of its other current and former employees, as defendants in a lawsuit generally alleging misappropriation of trade secrets and intellectual property, conspiracy, breach of the parties’ non-disclosure agreement, interference with Karma’s employment contracts, RICO conspiracy, and violation of computer fraud statutes, and for injunctive relief and monetary damages based on a variety of claims and theories asserting very substantial losses by Karma and/or improper benefit to the Company (the “Karma Action”). The Settlement Agreement terms included: (i) a $40 million settlement payment made by the Company to Karma (the “Karma Settlement Payment”), of which $5 million is allocated to a royalty with respect to the license described in (ii) of this paragraph, (ii) a worldwide, non-exclusive, transferable, royalty-free (except for the full Karma Settlement Payment including the License Payment or Royalty therein (as defined in the Settlement Agreement)), fully paid-up, sublicensable, perpetual and irrevocable license granted by Karma to the Company and any of the Company’s assignees, which permits the Company or its assigns to use the intellectual property and technology, including patents, copyrights, software rights, know-how, design rights, database rights, and trade secrets, which Karma alleged in the Karma Action that the Company had misappropriated, (iii) mutual releases, and (iv) dismissal of the Karma Action, with prejudice as to all defendants after the final approval order by the Bankruptcy Court is no longer subject to any appeal. On August 28, 2023, the Bankruptcy Court issued an order approving the Settlement Agreement and the Debtors made the Karma Settlement Payment.

In addition, on July 20, 2023, Hon Hai Precision Industry Co., Ltd. (a/k/a Hon Hai Technology Group), Foxconn EV Technology, Inc., and Foxconn EV System LLC filed a motion to dismiss the Chapter 11 Cases or to convert the Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code. The movants alleged that the Debtors filed the Chapter 11 Cases in bad faith, that the Debtors did not have a reasonable likelihood of rehabilitation, and that dismissal or conversion would benefit the Debtors’ creditors. On August 28, 2023, the Bankruptcy Court denied the motion.

Court filings and further information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/lordstown. The information in that website is not incorporated by reference and does not constitute part of this Form 8-K.

Cautionary Note Regarding Trading in the Company’s Class A Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Company cannot be certain that holders of the Class A common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Cases. As a result, the Company expects that its currently outstanding shares of Class A common stock may have little or no value. Trading prices for the Company’s Class A common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

Forward-looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report, those factors include, but are not limited to the risks and uncertainties regarding our ability to successfully complete the Chapter 11 Cases, including our ability to successfully market and sell all, substantially all or some of our assets, to successfully resolve litigation and other claims that may be filed against us, and to develop, negotiate, confirm and consummate a Chapter 11 plan; our ability to obtain timely approval of the Bankruptcy Court with respect to our motions filed in the Chapter 11 Cases; the adverse impact of the Chapter 11 Cases on our business, financial condition and results of operations; the impact of the SEC investigation and any other pending or future litigation or claims asserted with respect to or by the Company, and possible claims by suppliers for our inability to meet obligations to them, the availability of insurance coverage with respect to such litigation or claims, adverse publicity with respect to these matters, as well as the significant ongoing costs associated with such litigation; the outcome of our efforts to market and sell our assets in connection with the Chapter 11 Cases and ability to realize value for such assets; our ability to retain key employees, and the costs associated therewith, to facilitate the Chapter 11 Cases, and the impact of the loss of employees on our prospects for realizing any value from any sale of our assets; risks regarding our limited liquidity and unlikely access to financing as we continue to incur significant costs during and in connection with, the Chapter 11 Cases, have significant known and contingent liabilities and claims for which we will continue to incur legal costs and may be subject to significant uninsured losses, face uncertainty as to the ability to realize value through the sale of our assets and litigation claims, and other claims that may be filed against us, lack any meaningful revenue stream and do not expect an ongoing business following the Chapter 11 Cases; and the actions and decisions of our stakeholders and other third parties who have interests in our Chapter 11 Cases that may be inconsistent with our operational and strategic plans and adversely impact the Chapter 11 Cases or our ability to realize value from any of our assets.

In light of these risks and uncertainties, we caution you not to place undue reliance on these forward-looking statements and the periodic financial information reported to the Bankruptcy Court (which are also subject to the qualifications provided with respect thereto). Additional information on potential factors that could affect the Company and its forward-looking statements is included in the Company’s Form 10-K, Form 10-Q and subsequent filings with the SEC. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Melissa A. Leonard
	Name:	Melissa A. Leonard
Date: August 29, 2023	Title:	Executive Vice President, General Counsel & Secretary